EXHIBIT 10.1.35

            CONSENT, dated as of January 26, 1999 (this "CONSENT"), under the Revolving Credit, Term Loan and Guarantee Agreement, dated as of February 2, 1998 (as heretofore amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among A.P.S., Inc., a Delaware corporation and debtor-in-possession (the "BORROWER"), APS Holding Corporation, a Delaware corporation ("HOLDING"), each of the direct and indirect Subsidiaries of the Borrower party thereto (together with Holding, the "GUARANTORS"), each of which Guarantors is a debtor-in-possession (the Borrower and the Guarantors, collectively, the "DEBTORS"), the several banks and other financial institutions from time to time party thereto (collectively, the "LENDERS"), and The Chase Manhattan Bank, as agent for the Lenders (in such capacity, the "AGENT").


                            W I T N E S S E T H :


            WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to the Credit Agreement;

            WHEREAS, on January 11, 1999 the Debtors filed with the Bankruptcy Court a "Motion For Orders: (A) Authorizing Sale of Certain Fixtures, Inventory, Receivables, Equipment, Trademarks, and Other Assets Free and Clear of Liens and Encumbrances, Pursuant to Section 363 of the Bankruptcy Code; (B) Authorizing Assumption and Assignment of Certain Nonresidential Real Property Leases and Other Executory Contracts Pursuant to Section 365 of the Bankruptcy Code; (C) Approving Agreements to Provide Limited Services to the Purchaser Pursuant to
Section 363 of the Bankruptcy Code; (D) Approving Break-Up Fee and Expense Reimbursement; (E) Approving Terms for Submission of Competing Offers; and (F) Granting Related Relief" (the "AUTO PARTS EXPRESS SALE MOTION");

            WHEREAS, pursuant to, and as more fully described in, the Auto Parts Express Sale Motion, the Debtors propose to sell (the "AUTO PARTS EXPRESS SALE") certain of their assets related to four (4) of the Debtors' regional distribution centers and approximately 71 of the Debtors' stores and installers service warehouses associated with such distribution centers, including without limitation, inventory, accounts receivable, equipment and fixtures, pursuant to an Asset Purchase Agreement, dated as of January 11, 1999 (including any non-material amendment thereof, the "AUTO PARTS EXPRESS ASSET PURCHASE AGREEMENT"), among certain of the Debtors and Auto Parts Express, LLC;

            WHEREAS, in connection with the Auto Parts Express Sale Motion and the Bankruptcy Court hearing to be held on January 29, 1999 to consider the Auto Parts Express Sale, the Borrower has requested that the Lenders consent under subsection 8.6 of the Credit Agreement to permit the Auto Parts Express Sale pursuant to the Auto Parts Express Asset Purchase Agreement;

            WHEREAS, on October 9, 1998, the Bankruptcy Court entered an order (the "STORE SALES ORDER"), approving the establishment of certain notice and other procedures in connection with the potential sale of assets (including without limitation, certain joint venture interests held by the Debtors) associated with certain of the Debtors' store locations ("STORE SALES");

            WHEREAS, pursuant to a Consent, dated as of October 8, 1998 (the "EXISTING STORE SALES CONSENT"), the Lenders consented under subsection 8.6 of the Credit Agreement to permit Store Sales, subject to the Borrower's compliance with certain minimum price and other conditions as set forth in the Existing Store Sales Consent;

            WHEREAS, based upon the terms negotiated or being negotiated with respect to several potential Store Sales, the Borrower has requested that the Lenders modify the minimum price and other conditions to Store Sales set forth in the Existing Store Sales Consent;

            WHEREAS, pursuant to the Store Sales Order, the Borrower and General Parts, Inc. have entered into a Stock and Asset Purchase Agreement, dated as of January 14, 1999 (including any non-material amendment thereof, the "JOINT VENTURE SALE AGREEMENT"), with respect to the sale of the Capital Stock owned by the Debtors of certain corporations relating to the operation of approximately seven (7) store locations, together with certain promissory notes payable by such corporations to the Debtors (the "JOINT VENTURE SALE");

            WHEREAS, the Borrower has requested that the Lenders consent under subsection 8.6 of the Credit Agreement to permit the Joint Venture Sale pursuant to the Joint Venture Sale Agreement because the nature of the assets being sold pursuant to the Joint Venture Sale was not contemplated by the Existing Store Sales Consent; and

            WHEREAS, the Lenders are willing to agree to such requested modification and consents, but only upon the terms and conditions of this Consent;

            NOW THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Guarantors, the Lenders and the Agent hereby agree as follows:

            1.DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.

            2.CONSENTS UNDER SUBSECTION 8.6 (LIMITATION ON SALE OF ASSETS).
(a) Effective as of the date hereof, but subject to clauses (b) and (c) below, the Lenders hereby consent under subsection 8.6 of the Credit Agreement solely to the extent necessary to permit the Borrower:

            (i) to consummate (A) the Auto Parts Express Sale in accordance with the terms of the Auto Parts Express Asset Purchase Agreement and (B) the Joint Venture Sale in accordance with the terms of the Joint Venture Sale Agreement; and

            (ii) to consummate Store Sales (exclusive of the Asset Sales otherwise permitted under subsection 8.6(c) of the Credit Agreement) in accordance with the terms of the Store Sales Order and as set forth below.
            (b) The consents set forth in clause (a) above are conditioned upon the following: (i) within one Business Day after the receipt of the Net Cash Proceeds of the Auto Parts Express Sale, the Joint Venture Sale or any Store Sale, as the case may be, the Borrower shall apply an amount equal to such Net Cash Proceeds in accordance with subsection 4.8(d) of the Credit Agreement, PROVIDED that any Excess Amounts generated from the Auto Parts Express Sale, the Joint Venture Sale or any such Store Sale shall be used to fund the Cash Account and repay the Tranche B Loans in accordance with Section 7 of the Fourth Amendment, Sixth Waiver and Agreement, dated as of the date hereof, to the Credit Agreement and (ii) no Default or Event of Default shall then have occurred and be continuing or would result from consummation of the Auto Parts Express Sale, the Joint Venture Sale or such Store Sale, as the case may be.

            (c) The consent to Store Sales set forth in clause (a)(ii) above is further conditioned upon the following: notwithstanding anything to the contrary contained in the Existing Store Sales Consent, (i) the aggregate purchase price for all Store Sales, inclusive of Store Sales permitted under the Existing Store Sales Consent and consummated prior to the date hereof, shall not exceed $12,000,000 and (ii) for any Store Sale consummated on or after the date hereof, the purchase price for such Store Sale shall be payable in cash at closing and shall not be less than the greater of (A) the sum of (x) 50% of the book value of all inventory sold pursuant to such Store Sale, (y) 45% of the book value of all accounts receivable sold pursuant to such Store Sale which are outstanding less than 60 days as of the closing date of such Store Sale and (z) 30% of the book value of all fixed assets sold pursuant to such Store Sale and (B) with respect to any such Store Sale set forth on Schedule I attached hereto, the sum of the percentages of the book value (or the stated dollar amounts, as the case may be) for such inventory, accounts receivable and fixed assets set forth for such Store Sale on such Schedule I in the column entitled "Pricing".

            3. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. After giving effect to this Consent, the Debtors hereby represent and warrant that all representations and warranties contained in the Credit Agreement are true and correct as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Consent.

            4. CONDITIONS TO EFFECTIVENESS OF THIS CONSENT. This Consent shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Consent duly executed by the Borrower, the Guarantors and the Required Tranche A Lenders.

            5. CONTINUING EFFECT; NO OTHER AMENDMENTS OR WAIVERS. Except as expressly amended or waived pursuant to this Consent, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Consent shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents, including without limitation, any further amendment, modification or waiver of subsection 8.6 of the Credit Agreement.

            6. MISCELLANEOUS.

            (a) This Consent may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Consent may be delivered by facsimile transmission of the relevant signature pages hereof.

            (b) This Consent shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                            A.P.S., INC.


                                            By:_____________________________

                                               Title:


                                            GUARANTORS:

                                            APS HOLDING CORPORATION
                                            BIG A AUTO PARTS, INC.
                                            AUTOPARTS FINANCE COMPANY, INC.
                                            APS SUPPLY, INC.
                                            AMERICAN PARTS SYSTEM, INC.
                                            A.P.S. MANAGEMENT SERVICES, INC.
                                            INSTALLERS' SERVICE WAREHOUSE, INC.
                                            PARTS, INC.
                                            PRESATT, INC.


                                            By:_______________________
                                               Title:


                                            THE CHASE MANHATTAN BANK, AS LENDER,
                                            ISSUING BANK AND AGENT


                                            By:_______________________
                                               Title:

BANK ONE, N.A.


By:_________________________
   Title:



CHASE SECURITIES INC., AS AGENT FOR
THE CHASE MANHATTAN BANK



By:_________________________
   Title:



D.K. ACQUISITION PARTNERS, L.P.

BY: M.H. DAVIDSON & CO., ITS GENERAL PARTNER


By:_________________________
   Title:



FOOTHILL CAPITAL CORPORATION


By:_________________________
   Title:



GOLDMAN SACHS CREDIT PARTNERS L.P.


By:_________________________
   Title:

                                        PPM AMERICA, INC., AS AGENT FOR
                                        PPM AMERICA SPECIAL INVESTMENT
                                        FUND, L.P.


                                        By:_________________________
                                           Title:



                                        QUANTUM PARTNERS LDC


                                        By:_________________________
                                           Title:



                                        SOCIETE GENERALE


                                        By:_________________________
                                           Title:



                                        WELLS FARGO BANK (TEXAS), NATIONAL
                                        ASSOCIATION


                                        By:_________________________
                                           Title: